UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Event.

On July 30, 2024, Argus Seller, LP (the “Selling Stockholder”) completed the previously-announced secondary offering (the “Offering”) of 41,604,207 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of Nasdaq, Inc. (the “Company”). The Company did not receive any of the proceeds from the sale of the Shares in the Offering.

On July 29, 2024, in connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Selling Stockholder and Goldman Sachs & Co. LLC (the “Underwriter”), pursuant to which the Selling Stockholder agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholder, subject to and upon the terms and conditions set forth therein, the Shares. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder and other customary obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

The Shares were offered and sold in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s automatic shelf registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), which was effective upon filing (Registration No. 333-279011) and were offered pursuant to a prospectus supplement, dated July 29, 2024, and a base prospectus, dated April 30, 2024, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act. A copy of the opinion of Wachtell, Lipton, Rosen & Katz relating to the validity of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

On July 30, 2024, in connection with the Offering, the Company completed the repurchase of an aggregate of 1,200,000 shares of Common Stock from the Selling Stockholder at the price per share paid by the Underwriter to the Selling Stockholder in the Offering (the “Repurchase”). The Repurchase is part of the Company’s existing share repurchase program and offsets employee dilution.

On July 26, 2024, the Company issued a press release announcing the launching of the Offering. On July 29, 2024 the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of July 29, 2024, among Nasdaq, Inc., Argus Seller, LP and Goldman Sachs & Co. LLC.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated July 30, 2024.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated July 30, 2024 (included in Exhibit 5.1).

99.1	Nasdaq, Inc. Launch Press Release, dated July 26, 2024.

99.2	Nasdaq, Inc. Pricing Press Release, dated July 29, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 30, 2024	NASDAQ, INC.

	By:	/s/ John A. Zecca
	Name:	John A. Zecca
	Title:	Executive Vice President and Chief Legal Officer